EXHIBIT 10.5


                      BRL UNIVERSAL EQUIPMENT 2001 A, L.P.
                          BRL UNIVERSAL EQUIPMENT CORP.

                                  $100,000,000
                      8 7/8% SENIOR SECURED NOTES DUE 2008
                               PURCHASE AGREEMENT
                               ------------------


                                                                October 16, 2001


DEUTSCHE  BANC  ALEX.  BROWN  INC.
FIRST  UNION  SECURITIES,  INC.
BANC  ONE  CAPITAL  MARKETS,  INC.
SCOTIA  CAPITAL  (USA)  INC.
c/o    Deutsche  Banc  Alex.  Brown  Inc.
       130  Liberty  Street
       New  York,  New  York  10006


Ladies  and  Gentlemen:

          BRL Universal Equipment 2001 A, L.P., a Delaware limited partnership ("BRL"), and BRL Universal Equipment Corp., a Delaware corporation ("BRLC" and
  ---                                                                ----
together with BRL the "Issuers"), hereby confirm their agreement with you (the
                       -------
"Initial Purchasers"), as set forth below.
 ------------------

          1.   The Securities.  Subject to the terms and conditions herein
               --------------
contained, the Issuers propose to issue and sell to the Initial Purchasers $100,000,000 aggregate principal amount of their 8-7/8% Secured Notes due 2008, Series A (the "Notes"). The Notes are to be issued under an indenture dated as
               -----
of February 9, 2001, as supplemented by a First Supplemental Indenture dated September 11, 2001 (the "Indenture") by and among the Issuers and The Bank of
                         ---------
New York, as Trustee (the "Trustee").
                           -------

          The Notes will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Act"), in
                                                                    ---
reliance on exemptions therefrom.


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                                      -2-


          In connection with the sale of the Notes, the Issuers and Universal Compression, Inc., a Texas corporation (the "Company"), have prepared an
                                             -------
offering memorandum dated the date hereof (the "Memorandum") setting forth or
                                                ----------
including a description of the terms of the Notes, the terms of the offering of the Notes, a description of the Issuers, the Company and any material developments relating to the Issuers and the Company occurring after the date of the most recent historical financial statements included therein.

          The Initial Purchasers and their direct and indirect transferees of the Notes will be entitled to the benefits of the Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the "Registration Rights
                                             ---------       -------------------
Agreement"), pursuant to which the Issuers, the Company and Universal
---------
Compression Holdings, Inc., a Delaware corporation ("UCH"), have agreed, among other things, to file a registration statement (the "Registration Statement")
                                                     ----------------------
with the Securities and Exchange Commission (the "Commission") registering the
                                                  ----------
Notes or the Exchange Notes (as defined in the Registration Rights Agreement) under the Act.

          The Notes are being issued in connection with (i) BRL borrowing approximately $18,300,000 (the "BRL Term Loan") under the Tranche B Loan
                                 -------------
Agreement (as amended, the "BRL Term Loan Agreement") and (ii) the issuance by
                            -----------------------
BRL of limited partnership interests (the "Partnership Contribution") for
                                           ------------------------
aggregate consideration of $3,737,500 pursuant to Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of BRL Universal Equipment 2001 A, L.P. (the "Partnership Agreement"). BRL will apply the proceeds from
                   ---------------------
the issuance of the Notes, the BRL Term Loan and the Partnership Contribution to acquire at least $122,000,000 of appraised value of domestic gas compression equipment (the "Equipment") from the Company. Contemporaneously with the
                ---------
acquisition of the Equipment, BRL will lease the Equipment to the Company pursuant to an Equipment Lease Agreement dated February 9, 2001, as amended by a First Amendment to Equipment Lease Agreement dated October 15, 2001 (the "Lease"), between BRL and the Company and also enter into a First Amended and Restated Participation Agreement (the "Participation Agreement"), dated October
                                       -----------------------
15, 2001, among BRL, the Company, the Trustee and the other parties thereto.
The BRL Term Loan Agreement, the Partnership Agreement, the Lease and the Participation Agreement are collectively referred to herein as the "Transaction
                                                                    -----------
Documents."
---------

          2.   Representations and Warranties.  Each Issuer, severally and
               ------------------------------
jointly, represents and warrants to and agrees with each of the Initial Purchasers that:

          (a) Neither the Memorandum nor any amendment or supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(a) do not apply to statements or omissions made in reliance upon and in conformity with information relating to any of the Initial Purchasers furnished to the Issuers in writing by the Initial Purchasers expressly for use in the Memorandum or any amendment or supplement thereto.

          (b) As of June 30, 2001, BRL had the authorized, issued and outstanding capitalization set forth in the Memorandum under the "Capitalization of BRL" table; as of the Closing Date, all of the outstanding partnership interests of BRL as of the Closing Date will be duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights of any securityholders of the Issuers; except as set forth in the Memorandum, all of the outstanding partnership interests of BRL will be free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions and other than pursuant to the terms of the Partnership Agreement) or voting; except as set forth in the Memorandum, there are no (i) options, warrants or other rights to purchase,
     (ii) agreements or other obligations to issue or (iii) other rights to convert any obligation into, or exchange any securities for, partnership interests of BRL outstanding. BRL does not own, directly or indirectly, any shares of capital stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity other than 100% of the capital stock of BRLC.

          (c) Each Issuer is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite partnership or corporate power and authority to own its properties and conduct its business as now conducted and as described in the Memorandum; each Issuer is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or otherwise) or results of operations of the Issuers, taken as a whole (any such event, a "Material Adverse
                                                       ----------------
     Effect").
     ------

          (d) Each Issuer has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Notes, the Exchange Notes and the Private Exchange Notes (as defined in the Registration Rights Agreement). The Notes, when issued, will be in the form contemplated by the Indenture. The Notes, the Exchange Notes and the Private Exchange Notes have each been duly and validly authorized by each Issuer and, when executed by each Issuer and authenticated by the Trustee in accordance with the provisions of the Indenture and, in the case of the

     Notes, when delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Issuers, entitled to the benefits of the Indenture, and enforceable against the Issuers in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and
     (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

          (e) Each Issuer has all requisite partnership or corporate power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "TIA"). The Indenture has been duly and validly
                               ---
     authorized by each Issuer and, when executed and delivered by each Issuer (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of each Issuer, enforceable against each Issuer in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

          (f) Each Issuer has all requisite partnership or corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized by each Issuer and, when executed and delivered by each Issuer, will constitute a valid and legally binding agreement of each Issuer enforceable against each Issuer in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

          (g) Each Issuer has all requisite corporate or partnership power and authority to execute, deliver and perform its obligations under this Agreement, each of the Transaction Documents (to the extent a party thereto) and to consummate the transactions contemplated hereby and thereby. This Agreement, each of the Transaction Documents and the consummation by the Issuers of the transactions contemplated hereby and thereby have been duly and validly authorized by the Issuers (to the extent a party thereto). This Agreement and each of the Transaction Documents have been duly executed and delivered by the Issuers, to the extent a party thereto. Each Transaction Document will constitute a valid and legally binding agreement of BRL, enforceable against BRL in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

          (h) No consent, approval, authorization or order of any court or governmental agency or body, or third party is required for the issuance and sale by the Issuers of the Notes to the Initial Purchasers or the consummation by the Issuers of each of the Transaction Documents and the other transactions contemplated hereby and thereby, except such as have been obtained and such as may be required under state securities or "Blue Sky" laws in connection with the purchase and resale of the Notes by the Initial Purchasers, or except as would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. Neither Issuer is (i) in violation of its organizational documents, (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to it or any of its properties or assets, except for any such breach or violation which would not be reasonably expected to, individually or in the aggregate, have a Material Adverse Effect, or (iii) in breach of or default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which it is a party or to which it or any of its properties or assets is subject (collectively, "Contracts"), except for any such breach, default, violation or event which
      ---------
     would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

          (i) The execution, delivery and performance by the Issuers of this Agreement, the Indenture, the Registration Rights Agreement and each of the Transaction Documents (to the extent a party thereto) and the consummation by the Issuers of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Notes to the Initial Purchasers) will not conflict with or constitute or result in a breach of or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of any Contract, except for any such breach, default, violation or event which would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, (ii) the organizational documents of the Issuers, or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchasers in
     Section 8 hereof) any statute, judgment, decree, order, rule or regulation applicable to the Issuers or any of their respective properties or assets, except for any such conflict, breach, default or violation which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (j) The audited consolidated balance sheet of the Issuers included in the Memorandum or incorporated by reference therein present fairly in all material respects the financial position of the Issuers at March 31, 2001 and has been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The Issuers have no reason to believe that the financial statements in the Memorandum relating to Enterra Compression Company, Weatherford Compression and Global Compression Holdings, Inc. do not present fairly in all material respects the information shown therein and have not been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein. Deloitte & Touche LLP, and, to the knowledge of the Issuers, Arthur Andersen LLP and KPMG LLP (the "Independent Accountants") are independent
                                     -----------------------
     public accounting firms within the meaning of the Act and the rules and regulations promulgated thereunder.

          (k) The pro forma financial statements (including the notes thereto) and the other pro forma financial information included in the Memorandum
     (i) comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) have been prepared in
                                   ------------
     all material respects in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, and (iii) have been properly computed on the bases described therein; the assumptions used in the preparation of the pro forma financial data and other pro forma financial information included in the Memorandum are reasonable and the adjustments used therein are appropriate in all material respects to give effect to the transactions or circumstances referred to therein.

          (l) There is not pending or, to the knowledge of the Issuers, threatened any action, suit, proceeding, inquiry or investigation to which either Issuer is a party, or to which the property or assets of either Issuer are subject, before or brought by any court, arbitrator or governmental agency or body which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Notes to be sold hereunder or the consummation of the other transactions described in the Memorandum.

          (m) To the knowledge of the Issuers, each Issuer possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its properties and to carry on its businesses as now or proposed to be conducted as set forth in the Memorandum ("Permits"), except where the
                                                -------
     failure to obtain such Permits would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; each Issuer has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, except where such revocation, termination or impairment would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect; no Issuer has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Memorandum and except where such revocation or modification would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

          (n) Since the date of the most recent financial statements of the Issuers appearing or incorporated by reference in the Memorandum, except as described in the Memorandum, (i) neither Issuer has incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions or contracts (written or oral) not in the ordinary course of business which liabilities, obligations, transactions or contracts would, individually or in the aggregate, be material to the business, condition (financial or otherwise), or results of operations of either Issuer, (ii) neither Issuer has purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock and (iii) except as described in the Memorandum, there shall not have been any change in the capital stock or long-term indebtedness of either Issuer.

          (o) Each Issuer has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown due with respect to the periods covered by such returns; there is no tax deficiency that has been asserted against either Issuer.

          (p) Neither Issuer nor any agent acting on its behalf has taken or will take any action that would cause this Agreement or the sale of the Notes to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.


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                                      -8-


          (q) BRL has good and marketable title to all real property or good title to all personal property described in the Memorandum as being owned by it free and clear of all liens, charges, encumbrances or restrictions, except as described in the Memorandum or as permitted by the Lease. All leases, contracts and agreements material to BRL's business to which BRL is a party or by which it is bound are valid and enforceable against BRL, and are valid and enforceable against the other party or parties thereto and are in full force and effect.

          (r) There are no legal or governmental proceedings involving or affecting either Issuer or any of their respective properties or assets which would be required to be described in a prospectus pursuant to the Act that are not described in the Memorandum, nor are there any material contracts or other documents which would be required to be described in a prospectus pursuant to the Act that are not described in the Memorandum.

          (s) Except as described in the Memorandum and except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (A) neither of the Issuers is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, indoor air, surface water, groundwater, land surface or subsurface strata), natural resources or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, hazardous materials, petroleum (including petroleum products, constituents or wastes) (collectively, "Hazardous Materials") or to the manufacture,
                                --------------------
     processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental
                                                                  -------------
     Laws"), (B) each of the Issuers has all permits, authorizations and
     ----
     approvals required under applicable Environmental Laws and each is in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law against either of the Issuers and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for investigation, cleanup or remediation in an action, suit or proceeding by any private party or governmental body or agency against or affecting either of the Issuers relating to Hazardous Materials or Environmental Laws.

          (t) BRLC has no assets or liabilities other than in connection with the issuance of the Notes to be issued as contemplated by this Agreement and the 8-7/8% Senior Secured Notes due 2008 as issued on February 9, 2001.

          (u) Each Issuer (i) makes and keeps books and records which, in reasonable detail, accurately and fairly reflect the transactions and disposition of assets of such Issuer and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's general or specific authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

          (v) Neither Issuer will be an "investment company" or "promoter" or "principal underwriter" for an "invest-ment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

          (w) The Notes, the Indenture, the Registration Rights Agreement and each of the Transaction Documents will conform in all material respects to the descriptions thereof in the Memorandum.

          (x) No holder of securities of either Issuer will be entitled to have such securities registered under the registration statements required to be filed by the Issuers and the Company pursuant to the Registration Rights Agreement other than as expressly permitted thereby.

          (y) Immediately after the consummation of the transactions contemplated by this Agreement, the fair value and present fair saleable value of the assets of BRL will exceed the sum of its stated liabilities and identified contingent liabilities; BRL is not nor will BRL be, after giving effect to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.

          (z) Neither Issuer or any of its Affiliates (as defined in Rule 501(b) of Regulation D under the Act) have directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any "security" (as defined in the Act) which is or could be integrated with the sale of the Notes in a manner that would require the registration under the Act of the Notes or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Notes or in any manner involving a public offering within the meaning of Section 4(2) of the Act. Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers in the manner contemplated by this Agreement to register any of the Notes under the Act or to qualify the Indenture under the TIA.

          (aa) No securities of either Issuer are of the same class (within the meaning of Rule 144A under the Act) as the Notes and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

          (bb) Neither Issuer has taken, nor will it take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Notes.

          (cc) Neither Issuer nor any of their Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Act ("Regulation S")) with respect to the Notes; the Issuers and their
               ------------
     respective Affiliates and any person acting on their behalf (other than the Initial Purchasers) have complied with the offering restrictions requirement of Regulation S.

          (dd) BRL has delivered to counsel to the Initial Purchasers a true and correct copy of each of the Transaction Documents that have been executed and delivered prior to the date of this Agreement and each other Transaction Document in the form substantially as it will be executed and delivered on or prior to the Closing Date, together with all related agreements and all material schedules and exhibits thereto, and there shall have been no amendments, alterations, modifications or waivers of any of the provisions of any of the Transaction Documents since their respective dates of execution or from the form in which it has been delivered to the Initial Purchasers, other than any such amendments, alterations, modifications and waivers as to which the Initial Purchasers have been advised would not be required to be disclosed in the Memorandum; there exists no event or condition which would constitute a default or an event of default under any of the Transaction Documents.

          (ee) The provisions of the Participation Agreement are effective to create in favor of the Collateral Agent (as defined in the Participation Agreement), for the ratable benefit of the Trustee acting on behalf of the holders of Notes and the existing notes and the lenders under the BRL Term Loan Agreement, a legal, valid and enforceable security interest in all right, title and interest of BRL in the Lessor Collateral (as defined in the Participation Agreement), and the filing of the financing statements executed by BRL as debtor with the Secretary of State for the States of Delaware and Texas, and in the applicable filing office(s) in each state in which items of equipment constituting Lessor Collateral are located perfects such security interest in the Lessor Collateral, subject to no liens other than those permitted under the Participation Agreement; and the Collateral Agent shall be entitled to all of the rights, benefits and priorities provided to a holder of liens of such type under applicable law.

          Any certificate signed by any officer of an Issuer and delivered to any Initial Purchaser or to counsel for the Initial Purchasers shall be deemed a joint and several representation and warranty by such Issuer to each Initial Purchaser as to the matters covered thereby.

          3. Purchase, Sale and Delivery of the Notes. On the basis of the
             ----------------------------------------
representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Issuers agree to issue and sell to the Initial Purchasers, and the Initial Purchasers, acting severally and not jointly, agree to purchase the Notes in the respective amounts set forth on Schedule 1 hereto, from the Issuers at 98.49% of their principal amount
   ----------
(which amount is equal to 98.0% of the gross proceeds to be received by the Initial Purchasers upon their resale of the Notes to investors). One or more certificates in definitive form for the Notes that the Initial Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchasers request upon notice to the Issuers at least 36 hours prior to the Closing Date, shall be delivered by or on behalf of the Issuers to the Initial Purchasers, against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer (same day funds), to such account or accounts as the Issuers shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. Such delivery of and payment for the Notes shall be made at the offices of Gardere Wynne Sewell LLP, 1000 Louisiana, Suite 3400, Houston, TX 77002, at 9:00 A.M., Houston time, on October 23, 2001, or at such other place, time or date as the Initial Purchasers, on the one hand, and the Issuers, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date." The Issuers will
                                                 ------------
make such certificate or certificates for the Notes available for checking and packaging by the Initial Purchasers at the offices of Deutsche Banc Alex. Brown Inc. in New York, New York, or at such other place as Deutsche Banc Alex. Brown Inc. may designate, at least 24 hours prior to the Closing Date.

          4.   Offering by the Initial Purchasers.  The Initial Purchasers
               ----------------------------------
propose to make an offering of the Notes at the price and upon the terms set forth in the Memorandum, as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchasers is advisable.

          5.   Covenants of the Issuers. The Issuers covenant and agree, jointly
              -------------------------
and severally, with each of the Initial Purchasers that:

          (a) The Issuers will not amend or supplement the Memorandum or any amendment or supplement thereto of which the Initial Purchasers shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchasers shall reasonably object to in writing; any objection to such amendment or supplement shall be made within two business days after receiving a draft copy thereof. The Issuers will promptly, upon the reasonable request of the Initial Purchasers or counsel for the Initial Purchasers, make any amendments or supplements to the Memorandum that may be necessary or advisable in connection with the resale of the Notes by the Initial Purchasers.

          (b) Each of the Issuers will cooperate with the Initial Purchasers in arranging for the qualification of the Notes for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchasers may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Notes; provided, however, that in connection therewith neither of the Issuers shall be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

          (c) If, at any time prior to the completion of the distribution by the Initial Purchasers of the Notes or the Private Exchange Notes, any event occurs or information becomes known as a result of which the Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Memorandum to comply with applicable law, the Issuers will promptly notify the Initial Purchasers thereof and will prepare, at the expense of the Issuers, an amendment or supplement to the Memorandum that corrects such statement or omission or effects such compliance.

          (d) The Issuers will, without charge, provide to the Initial Purchasers and to counsel for the Initial Purchasers as many copies of the Memorandum or any amendment or supplement thereto as the Initial Purchasers may reasonably request.

          (e) The Issuers will apply the net proceeds from the sale of the Notes as set forth under "Use of Proceeds" in the Memorandum.

          (f) For a period of one year after the Closing Date, the Issuers will furnish to the Initial Purchasers copies of all reports and other communications (financial or otherwise) furnished by the Issuers to the Trustee or to the holders of the Notes and, as soon as available, copies of any reports or financial statements furnished to or filed by the Issuers with the Commission or any national securities exchange on which any class of securities of the Issuers may be listed.

          (g) None of the Issuers or any of their respective Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) which could be integrated with the sale of the Notes in a manner which would require the registration under the Act of the Notes.

          (h) The Issuers will not engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Notes or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

          (i) So long as any of the Notes remain outstanding and have not been registered pursuant to the Act, the Issuers will make available at their expense, upon reasonable request, to any holder of such Notes and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Act, unless the Issuers are subject to Section 13 or 15(d) of the Exchange Act.

          (j) The Issuers will use their respective reasonable best efforts to
     (i) permit the Notes to be designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offerings, Resales and Trading through Automated Linkages market (the "Portal Market") and (ii) permit the Notes to be eligible for
           -------------
     clearance and settlement through The Depository Trust Company.

          (k) In connection with Notes offered and sold in an off shore transaction (as defined in Regulation S) the Issuers will not register any transfer of such Notes not made in accordance with the provisions of Regulation S and will not, except in accordance with the provisions of Regulation S, if applicable, issue any such Notes in the form of definitive securities.

          6.   Expenses.  The Issuers agree to pay all costs and expenses
               --------
incident to the performance of their obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions contemplated hereby, including any costs of printing the Memorandum and any amendment or supplement thereto, and any "Blue Sky" memoranda, (ii) all costs relating to the delivery to the Initial Purchasers of copies of the foregoing documents, (iii) the reasonable fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Issuers, (iv) preparation (including printing), issuance and delivery to the Initial Purchasers of the Notes, (v) the qualification of the Notes under state securities and "Blue Sky" laws, including reasonable filing fees and reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto, (vi) fees and expenses of the Trustee including reasonable fees and expenses of counsel for the Trustee, (vii) all expenses and listing fees incurred in connection with the application for quotation of the Notes on the Portal Market and (viii) any fees charged by investment rating agencies for the rating of the Notes; provided, however, that other than as set forth in
                         --------  -------
clause (v) of this sentence and in the next succeeding sentence, the Issuers shall not be required to reimburse any expenses (including without limitation fees and expenses of counsel) incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Notes. If the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11(a)(i) or because of any failure, refusal or inability on the part of the Issuers to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder (other than solely by reason of a default by the Initial Purchasers of their obligations hereunder or by reason of Section 11(a)(ii),
(iii) or (iv)) the Issuers agree to promptly reimburse the Initial Purchasers upon demand for all reasonably documented out-of-pocket expenses (including reasonable fees, disbursements and charges of Cahill Gordon & Reindel, counsel for the Initial Purchasers) that shall have been incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Notes.

          7.   Conditions of the Initial Purchasers' Obligations.  The
               -------------------------------------------------
obligation of the Initial Purchasers to purchase and pay for the Notes shall, in their sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

          (a) On the Closing Date, the Initial Purchasers shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchasers, of Robert Veach, counsel for the Issuers, in form and substance reasonably satisfactory to counsel for the Initial Purchasers, to the effect that:

               (i) Each Issuer is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite partnership or corporate power and authority to own its properties and to conduct its business as described in the Memorandum. Each Issuer is duly qualified to do business as a foreign corporation or partnership in good standing in all other domestic jurisdictions where it conducts operations as disclosed in the Memorandum except where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               (ii) BRL's capitalization set forth in the Memorandum under the heading "Capitalization of BRL" is correct as of the dates set forth therein; as of the Closing Date, all of the outstanding partnership interests of BRL and capital stock of BRLC have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights.

               (iii) Except as set forth in or contemplated by the Memorandum,
          (A) no options, warrants or other rights to purchase from either Issuer shares of capital stock or ownership interests in such Issuer are outstanding, (B) no agreements or other obligations to issue, or other rights to convert, any obligation into, or exchange any securities for, shares of capital stock or ownership interests in either Issuer are outstanding and (C) no holder of securities of either Issuer is entitled to have such securities registered under a registration statement filed by the Issuers except pursuant to the terms of the Registration Rights Agreement.

               (iv) Each Issuer has all requisite partnership or corporate power and authority to execute, deliver and perform each of its obligations under the Indenture, the Notes, the Exchange Notes and the Private Exchange Notes; the Indenture has been duly qualified under the TIA in all material respects; the Indenture has been duly and validly authorized by the Issuers and, when duly executed and delivered by the Issuers (assuming the due authorization, execution and delivery thereof by the Trustee), will constitute the valid and legally binding agreement of the Issuers.

               (v) The Notes are in the form contemplated by the Indenture. The Notes have each been duly and validly authorized by the Issuers and, when duly executed and delivered by the Issuers and paid for by the Initial Purchasers in accordance with the terms of this Agreement (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Notes by the Trustee in accordance with the Indenture), will constitute the valid and legally binding obligations of the Issuers, entitled to the benefits of the Indenture.

               (vi) The Exchange Notes and the Private Exchange Notes have been duly and validly authorized by the Issuers, and when the Exchange Notes and the Private Exchange Notes have been duly executed and delivered by the Issuers in accordance with the terms of the Registration Rights Agreement and the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Exchange Notes and the Private Exchange Notes by the Trustee in accordance with the Indenture), will constitute the valid and legally binding obligations of the Issuers, entitled to the benefits of the Indenture.

                (vii) Each Issuer has all requisite partnership or corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement; the Registration Rights Agreement has been duly and validly authorized by the Issuers and, when duly executed and delivered by the Issuers (assuming due authorization, execution and delivery thereof by the Initial Purchasers), will constitute the valid and legally binding agreement of each Issuer.

               (viii) Each Issuer has all requisite partnership or corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated hereby; this Agreement and the consummation by the Issuers of the transactions contemplated hereby have been duly and validly authorized by the Issuers. This Agreement has been duly executed and delivered by each Issuer.

               (ix) The Issuers have all requisite partnership or corporate power and authority to execute, deliver and perform its respective obligations under each of the Transaction Documents; each of the Transaction Documents has been duly and validly authorized by the Issuers and, when duly executed and delivered by the Issuers (assuming due authorization, execution and delivery thereof by the other parties thereto), will constitute the valid and legally binding agreement of the Issuers.

               (x) To the knowledge of such counsel, no legal or governmental proceedings are pending or, to the knowledge of such counsel, threatened to which either Issuer is a party or to which the property or assets of either Issuer are subject, or which seek to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Notes to be sold hereunder or the consummation of the transactions contemplated by the Transaction Documents.

               (xi) The execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement, each of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Notes to the Initial Purchasers) will not conflict with or constitute or result in a breach or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of any Contract, (ii) the organizational documents of the Issuers or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof) any statute, judgment, decree, order, rule or regulation known to such counsel to be applicable to the Issuers or any of their respective properties or assets, except for any such conflict, breach, default or violation which would not reasonably be expected individually or in the aggregate to have a Material Adverse Effect.

               (xii) No consent, approval, authorization or order of any governmental authority is required for the issuance and sale by the Issuers of the Notes to the Initial Purchasers, the consummation by the Issuers of each of the Transaction Documents or of the other transactions contemplated hereby and thereby, except such as may be required under the Hart-Scott-Rodino Act, as amended, the Federal Securities laws or Blue Sky laws, as to which such counsel need express no opinion, and those which have previously been obtained.

          (b) On the Closing Date, the Initial Purchasers shall have received the opinion, in form and substance satisfactory to the Initial Purchasers, dated as of the Closing Date and addressed to the Initial Purchasers, of Cahill Gordon & Reindel, counsel for the Initial Purchasers, with respect to certain legal matters relating to this Agreement and such other related matters as the Initial Purchasers may reasonably require. In rendering such opinion, Cahill Gordon & Reindel shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

          (c) The Initial Purchasers shall have received from Arthur Andersen LLP, KPMG LLP and Deloitte & Touche LLP a comfort letter or letters dated the date hereof and the Closing Date, in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

          (d) The representations and warranties of the Issuers contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Issuers' officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct in all material respects on and as of the date made and on and as of the Closing Date; the Issuers shall have performed in all material respects all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements of the Issuers included or incorporated by reference in such Memorandum, there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

          (e) The sale of the Notes hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

          (f) Subsequent to the date of the most recent financial statements of the Issuers in the Memorandum (exclusive of any amendment or supplement thereto after the date hereof), the Issuers shall not have sustained any loss or interference with respect to its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slowdown or work stoppage or from any legal or governmental proceeding, order or decree, which loss or interference, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

          (g) The Initial Purchasers shall have received a certificate of the Issuers, dated the Closing Date, signed on behalf of the Issuers by their respective officers or, to the effect that:

               (i) The representations and warranties of the Issuers contained in this Agreement are true and correct in all material respects on and as of the date hereof and on and as of the Closing Date, and the Issuers have performed in all material respects all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and

               (ii) At the Closing Date, since the date hereof or since the date of the most recent financial statements in the Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or development has occurred, and no information has become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

          (h) On the Closing Date, the Initial Purchasers shall have received the Registration Rights Agreement executed by the Issuers and the other parties thereto.

               (i) On the Closing Date, all conditions to the consummation of the Transaction Documents (including the BRL Term Loan Agreement and the making of the loans thereunder and the Partnership Agreement) shall have been satisfied and each Transaction Document shall be in full force and effect, with BRL in receipt of the Partnership Contribution prior to the consummation of the offering of the Notes. Since the date of this Agreement, except as previously disclosed to the Initial Purchasers and reasonably acceptable to them, there have been no amendments, modifications, restatements or waivers to any Transaction Document which would be required to be disclosed in the Memorandum and are not so disclosed. The BRL Term Loan Agreement and the Partnership Agreement conform in all material respects to the description thereof in the Memorandum.

          (j) The Initial Purchasers shall have received each document to be delivered to them under the Participation Agreement.

          (k) The letter agreement attached hereto as Annex A shall have been executed by the parties thereto and be in full force and effect with all conditions specified in Section 3 thereof satisfied.

          On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Issuers as they shall have heretofore reasonably requested from the Issuers.

          All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchasers and counsel for the Initial Purchasers. The Issuers shall furnish to the Initial Purchasers such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Initial Purchasers shall reasonably request.

          8.   Offering of Notes; Restrictions on Transfer.  (a) Each of the
               -------------------------------------------
Initial Purchasers represents and warrants (as to itself only) that it is a QIB. Each of the Initial Purchasers agrees with the Issuers (as to itself only) that
(i) it has not and will not solicit offers for, or offer or sell, the Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and (ii) it has and will solicit offers for the Notes only from, and will offer the Notes only to (A) in the case of offers inside the United States, persons whom the Initial Purchasers reasonably believe to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers," which term shall include dealers
                          ------------------
or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (ii), in purchasing such Notes such persons are deemed to have represented and agreed as provided under the caption "Notice to Investors" contained in the Memorandum.

          (b) Each of the Initial Purchasers represents and warrants (as to itself only) with respect to offers and sales outside the United States that (i) it has and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Notes or has in its possession or distributes any Memorandum or any such other material, in all cases at its own expense; (ii) the Notes have not been and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act; (iii) it has offered the Notes and will offer and sell the Notes (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S and, accordingly, neither it nor any persons acting on its behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes, and any such persons have complied and will comply with the offering restrictions requirement of Regulation S; and (iv) it agrees that, at or prior to confirmation of sales of the Notes, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it during the restricted period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of the distribution of the Securities at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date of the offering, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them in Regulation S."

          Terms used in this Section 8 and not defined in this Agreement have the meanings given to them in Regulation S.

          9.  Indemnification and Contribution. (a) The Issuers agree, jointly
              --------------------------------
and severally, to indemnify and hold harmless the Initial Purchasers, and each person, if any, who controls any Initial Purchaser within the meaning of Section

15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which any Initial Purchaser or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

               (i) any untrue statement or alleged untrue statement of any material fact contained in the Memorandum or any amendment or supplement thereto; or

               (ii) the omission or alleged omission to state, in the Memorandum or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse, as incurred, the Initial Purchasers and each such controlling person for any legal or other expenses reasonably incurred by the Initial Purchasers or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, the Issuers
                                               --------  -------
will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Memorandum or any amendment or supplement thereto in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to the Issuers by the Initial Purchasers specifically for use therein. This indemnity agreement will be in addition to any liability that the Issuers may otherwise have to the indemnified parties. The Issuers shall not be liable under this Section 9 for any settlement of any claim or action effected without its prior written consent, which shall not be unreasonably withheld, delayed or conditioned. The Initial Purchasers shall not, without the prior written consent of the Issuers, effect any settlement or compromise of any pending or threatened proceeding in respect of which the Issuers are or could have been a party, or indemnity could have been sought hereunder by the Issuers, unless such settlement (A) includes an unconditional written release of the Issuers, in form and substance reasonably satisfactory to the Issuers, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the Issuers.

                (b) The Initial Purchasers agree, severally and not jointly, to indemnify and hold harmless the Issuers, their directors and officers, its general partner and, its officers and directors and each person, if any, who controls the Issuers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Issuers or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Memorandum or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Memorandum or any amendment or supplement thereto, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser, furnished to the Issuers by the Initial Purchasers specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Issuers or any such director, general partner, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties. The Initial Purchasers shall not be liable under this
Section 9 for any settlement of any claim or action effected without their consent, which shall not be unreasonably withheld. The Issuers shall not, without the prior written consent of the Initial Purchasers, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Initial Purchaser is or could have been a party, or indemnity could have been sought hereunder by any Initial Purchaser, which settlement or compromise would be applicable to the Initial Purchasers unless such settlement
(A) includes an unconditional written release of the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Initial Purchaser.

          (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel in writing that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of paragraph (a) of this Section 9 or the Issuers in the case of paragraph (b) of this Section 9, representing all of the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent.

          (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Notes or (ii) if the allocation provided by the foregoing clause
(i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Issuers on the one hand and any Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Issuers bear to the total discounts and commissions or other compensation received by such Initial Purchaser with respect to the Notes purchased hereunder. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand, or such Initial Purchaser on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Issuers and the Initial Purchasers agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each director or general partner of the Issuers, each officer of the Issuers and each person, if any, who controls the Issuers within the meaning of Section 16 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Issuers.

          10.  Survival Clause.  The respective representations, warranties,
               ---------------
agreements, covenants, indemnities and other statements of the Issuers, their respective officers (including, in the case of BRL, officers of its general partner) and the Initial Purchasers set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Issuers, any of their respective officers (including, in the case of BRL, officers of its general partner) or directors, the Initial Purchasers or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Notes.

The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9 and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

          11.  Termination.  (a) This Agreement may be terminated in the sole
               -----------
discretion of the Initial Purchasers by written notice to the Issuers given prior to the Closing Date in the event that the Issuers shall have failed, refused or been unable to perform in all material respects all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or if, at or prior to the Closing Date:

               (i) the Company or the Issuers shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slowdown or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Initial Purchasers, has had or has a Material Adverse Effect, or there shall have been, in the sole judgment of the Initial Purchasers, any event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of the Issuers or the Company), except in each case as described in the Memorandum (exclusive of any amendment or supplement thereto);

               (ii) trading in securities generally on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market;

               (iii) a banking moratorium shall have been declared by New York or United States authorities; or

               (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Notes as contemplated by the Memorandum.

          (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

                12. Default by One of the Initial Purchasers. If one or more of the Initial Purchasers shall fail at the Closing Date to purchase the Notes which it or they are obligated to purchase under this Agreement (the "Defaulted
                                                                      ---------
Securities"), then Deutsche Banc Alex Brown Inc. shall have the right, within 24
----------
hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other Initial Purchasers, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, Deutsche Banc Alex. Brown shall not have completed such arrangements within such 24-hour period, then:

               (a) if the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Notes to be purchased hereunder, each of the non-defaulting Initial Purchasers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Initial Purchasers, or

               (b) if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of the Notes to be purchased hereunder, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.

               No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

               In the event of any such default which does not result in a termination of this Agreement, either Deutsche Banc Alex. Brown or the Issuers, shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Memorandum or in any other documents or arrangements. As used herein, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this Section 12.

                13.  Information Supplied by the Initial Purchasers.  The
                     ----------------------------------------------
statements set forth in the third paragraph, the second and third sentences of the fifth paragraph and the seventh, eighth, ninth and tenth paragraph under the heading "Private Placement" in the Memorandum constitute the only information furnished by the Initial Purchasers to the Issuers for the purposes of Sections 2(a) and 9 hereof.

                14.  Notices.  All communications hereunder shall be in writing
                     -------
and, if sent to the Initial Purchasers, shall be mailed or delivered to Deutsche Banc Alex. Brown Inc., 130 Liberty Street, New York, New York 10006, Attention:
Corporate Finance Department; if sent to the Issuers, shall be mailed or delivered to the Issuers at 2911 Turtle Creek Boulevard, Suite 1240, Dallas, TX 75219; with a copy (which shall not constitute notice) to the Company at 4440 Brittmoore Road, Houston, TX 77041, Attention: General Counsel.

               All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

                15. Successors. This Agreement shall inure to the benefit of and
                    ----------
be binding upon the Initial Purchasers, the Issuers and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Issuers contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control the Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in
Section 9 of this Agreement shall also be for the benefit of the general partner and directors of the Issuers, officers of the Issuers and any person or persons who control the Issuers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Notes from the Initial Purchasers will be deemed a successor because of such purchase.

                16.  APPLICABLE LAW.  THE VALIDITY AND INTERPRETATION OF THIS
                     --------------
AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

                17.  Counterparts. This Agreement may be executed in two or more
                     ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between each of you and the Initial Purchasers.

                                     Very  truly  yours,

                                     BRL UNIVERSAL EQUIPMENT 2001 A, L.P.

                                     By:  BRL  Universal  Equipment
                                          Management, Inc., its general partner


                                     By:  /s/  Daniel  D.  Boeckman
                                          --------------------------------------
                                          Daniel D. Boeckman, Executive Vice
                                          President

                                     BRL  UNIVERSAL  EQUIPMENT  CORP.

                                     By:  /s/  Daniel  D.  Boeckman
                                          --------------------------------------
                                          Daniel D. Boeckman, Executive Vice
                                          President

The foregoing Agreement is hereby con-firmed and accepted as of the date first above written.

DEUTSCHE  BANC  ALEX.  BROWN  INC.
FIRST  UNION  SECURITIES,  INC.
BANC  ONE  CAPITAL  MARKETS,  INC.
SCOTIA  CAPITAL  (USA)  INC.

By:  DEUTSCHE BANC ALEX. BROWN INC.


By:  /s/  Steven  M.  Cowan
     -----------------------------------
     Steven M. Cowan, Vice President

By:  /s/  C.  Mitchell  Cox
     -----------------------------------
     C. Mitchell Cox, Managing Director

                                                                 SCHEDULE  1
                                                                 -----------

                                                    Principal
                                                    Amount of
Initial Purchaser                                   Notes
-----------------                                   ------------

Deutsche Banc Alex. Brown Inc . . . . . . . . . . .  $ 55,000,000
First Union Securities, Inc . . . . . . . . . . .      35,000,000
Banc One Capital Markets, Inc . . . . . . . . . . .     5,000,000
Scotia Capital (USA) Inc . . . . . . . . . . . . .      5,000,000

                                                     ------------
      Total . . . . . . . . . . . . . . . . . . . .  $100,000,000
                                                     ============